SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 9, 1997





                       HOST MARRIOTT SERVICES CORPORATION




        DELAWARE                      1-14040                  52-1938672
(State of Incorporation)            (Commission             (I.R.S. Employer
                                    File Number)         Identification Number)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 380-7000

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.


ITEM 5.  OTHER EVENTS.

         News Release dated October 9, 1997 announcing third quarter results and containing forward looking statements


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NO.
              20           News Release dated October 9, 1997


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      HOST MARRIOTT SERVICES CORPORATION


    OCTOBER 9, 1997                          /S/ BRIAN W. BETHERS
----------------------         -------------------------------------------------
          Date                                 Brian W. Bethers
                               Senior Vice President and Chief Financial Officer
















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